SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2005


                                West Marine, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)



      Delaware                     0-22512                      77-0355502
  -----------------            ---------------             ------------------
  (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                 Number)                  Identification No.)
   incorporation)



              500 Westridge Drive                                95076
              Watsonville, California
          --------------------------------                    ------------
     (Address of principal executive offices)                  (Zip Code)



                                  (831) 728-2700
                             -----------------------
               (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

As of September 29, 2005, West Marine Products, Inc. ("West Marine Products"), a subsidiary of West Marine, Inc., entered into a second amendment to the Credit Agreement, dated as of October 14, 2004, by and among West Marine Products, the Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent and Arranger, Union Bank Of California, N.A., as Syndication Agent, and Bank Of America, N.A., as Documentation Agent. The amendment increases the maximum permitted consolidated leverage ratio for the 12-month periods ending on the last day of the fiscal quarters ending October 1, 2005 and December 31, 2005 to 4.00 to 1.00 from 3.75 to 1.00. In all other material respects, the Credit Agreement remains unchanged and in full force and effect.

The foregoing is a summary of the material terms of the second amendment to the Credit Agreement. As a summary of the material terms of second amendment to the Credit Agreement, it does not purport to be complete and is subject to, and qualified in its entirety by, the terms of second amendment to the Credit Agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

             (a)      Not Applicable.

             (b)      Not Applicable.

             (c)      Exhibits:

             10.1 Credit Agreement, dated October 14, 2004, by and among West Marine Products, Inc., the Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent and Arranger, Union Bank Of California, N.A., as Syndication Agent and Bank Of America, N.A., as Documentation Agent (incorporated by reference to Exhibit 10.1 to West Marine's Current Report on Form 8-K dated October 14, 2004 and filed with the Securities and Exchange Commission on October 19, 2004).

             10.2 Amendment No. 1 to Credit Agreement, dated as of March 25, 2005, by and among West Marine Products, Inc., the Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent, a Lender, the Issuing Lender and the Swing Line Lender (incorporated by reference to Exhibit 10.1 to West Marine, Inc.'s Current Report on Form 8-K dated March 25, 2005 and filed with the Securities and Exchange Commission on March 29, 2005).

             10.3 Amendment No. 2 to Credit Agreement, dated as of September 29, 2005, by and among West Marine Products, Inc., the Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent, a Lender, the Issuing Lender and the Swing Line Lender.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WEST MARINE, INC.




Date:  September 29, 2005                   By:  /s/ Eric Nelson
                                            _________________________________
                                            Eric Nelson
                                            Senior Vice President and
                                            Chief Financial Officer

                                                                   Exhibit 10.3

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

     This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment"), dated as of September 29, 2005 is entered into by and among WEST MARINE PRODUCTS, INC., a California corporation ("Borrower"), the Requisite Lenders (as defined in the Credit Agreement referred to below), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Lender, the Issuing Lender and the Swing Line Lender, with respect to the following:

     A. Borrower, the Administrative Agent and the Lenders have previously entered into that certain Credit Agreement dated as of October 14, 2004 (as it existed prior to the date hereof, the "Existing Credit Agreement" and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the "Credit Agreement"). Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.

     B. Borrower has requested certain amendments to Section 6.13 of the Existing Credit Agreement.

     C. The Administrative Agent and the Requisite Lenders are willing to grant such requests on the terms and subject to the conditions of this Amendment.


        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


        1. Effectiveness. The effectiveness of the provisions in Section 2 of this Amendment is subject to the satisfaction of the conditions further described in Section 4 of this Amendment.

        2. Leverage Ratio.

           (a) Section 6.13 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

           "6.13 Leverage Ratio. Permit the ratio of Funded Debt as of the last day of any Fiscal Quarter plus six times Rental Expense for Parent and its Subsidiaries, on a consolidated basis, for the 12-month period then ended to EBITDAR for Parent and its Subsidiaries, on a consolidated basis, for the 12-month period then ended to exceed (a) 3.75 to 1.00 on the last day of such Fiscal Quarter (except for the Fiscal Quarter ending April 2, 2005, the Fiscal Quarter ending October 1, 2005 and the Fiscal Quarter ending December 31, 2005) or (b) 4.00 to 1.00 on the last day of (I) the Fiscal Quarter ending April 2, 2005, (II) the Fiscal Quarter ending October 1, 2005 or (III) the Fiscal Quarter ending December 31, 2005."

           (b) The chart in clause H of Exhibit B (Compliance Certificate) to the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

     Maximum Permitted:

     for all Fiscal Quarters except for the Fiscal Quarter
     ending April 2, 2005, the Fiscal Quarter ending
     October 1, 2005 and the Fiscal Quarter ending
     December 31, 2005                                            3.75 to 1.00

     for the Fiscal Quarter ending April 2, 2005, the
     Fiscal Quarter ending October 1, 2005 and the Fiscal
     Quarter ending December 31, 2005                             4.00 to 1.00


        3. Fees. In addition to all other amounts payable by Borrower to the Administrative Agent and/or the Lenders, Borrower shall pay on the Amendment Effective Date (as hereinafter defined) to each Lender a non-refundable amendment fee in an amount equal to 0.10% of such Lender's Commitment (the "Amendment Fees"). The Amendment Fees are fully earned, due and payable as of the Amendment Effective Date.

        4. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of the provisions contained in Section 2 above is conditioned upon, and such provisions shall not be effective until, each of the following conditions has been satisfied unless any such condition has been waived in writing by the Requisite Lenders (the first date on which all of the following conditions have been satisfied or waived in writing being referred to herein as the "Amendment Effective Date"):

           (a) The Administrative Agent shall have received, on behalf of the Lenders, this Amendment (including the Guarantor reaffirmation attached hereto), duly, executed and delivered by Borrower, the Administrative Agent, the Requisite Lenders and the Guarantors.

           (b) The Administrative Agent shall have received, on behalf of the Lenders, the Amendment Fees.

           (c) The representations and warranties set forth in this Amendment shall be true and correct in all material respects as of the Amendment Effective Date.

        5. Representations and Warranties. In order to induce the Administrative Agent and the Requisite Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, Borrower represents and warrants to the Administrative Agent and each Lender as follows:

           (a) Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement").

           (b) Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by Borrower of this Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate action and do not and will not:

              (i) Require any consent or approval not heretofore obtained of any partner, director, stockholder, member, security holder or creditor of Borrower, Parent or any of their collective Subsidiaries;

              (ii) Violate or conflict with any provision of any of Borrower's, Parent's or any of their collective Subsidiaries' charter, certificate of incorporation, bylaws, or other organizational documents, as applicable;

              (iii) Result in or require the creation or imposition of any Lien (other than pursuant to the Loan Documents) or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Borrower, Parent or any of their collective Subsidiaries, except where the Lien or Right of Others could not reasonably be expected to have a Material Adverse Effect;

              (iv) Constitute a "transfer of an interest" or an "obligation incurred" that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitute a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any applicable jurisdiction;

              (v) Violate any Requirement of Law applicable to Borrower, Parent or any of their collective Subsidiaries except where the violation could not reasonably be expected to have a Material Adverse Effect; or

              (vi) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which any of Borrower, Parent or any of their collective Subsidiaries is a party or by which any of Borrower, Parent or any of their collective Subsidiaries or any of their respective Property is bound or affected except where such breach, default or acceleration under any Contractual Obligation, or any indenture, loan or credit agreement could not reasonably be expected to have a Material Adverse Effect.

           (c) Binding Obligations. This Amendment and the Amended Credit Agreement each constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

           (d) Governmental Consents. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by Borrower of this Amendment.

           (e) Representations and Warranties in the Credit Agreement. Borrower confirms that as of the Amendment Effective Date the representations and warranties contained in Article 4 of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct in all material respects as of such specific date) and that no Default or Event of Default has occurred and is continuing.

        6. Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.

           (a) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by Borrower in all respects.

           (b) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Loan Documents.

           (c) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

        7. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

        8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or by e-mail of a PDF or similar electronic image file) shall be effective as delivery of a manually executed counterpart of this Amendment.

        9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN CALIFORNIA.

        10. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND,
ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF
THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN
EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

        11. Attorneys' Fees and Other Costs. Borrower agrees to pay, on demand, all reasonable attorneys' fees and costs (and allocated costs of attorneys employed by the Administrative Agent ) incurred in connection with the negotiation, documentation and execution of this Amendment.

        12. Miscellaneous. This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.


                      [This Space Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                WEST MARINE PRODUCTS, INC.,
                                a California corporation




                                By  /s/ Eric Nelson
                                _______________________________________
                                Name:  Eric Nelson
                                Title: Senior Vice President-Finance, CFO




                                WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Administrative Agent, a Lender, the Issuing Lender and the Swing Line Lender



                                By  /s/ Patrick Bishop
                                ______________________________________
                                Name:   Patrick Bishop
                                Title:  Vice President



                                UNION BANK OF CALIFORNIA, N.A.,
                                as a Lender



                                By  /s/ Matt J. Tanzi
                                ______________________________________
                                Name:   Matt J. Tanzi
                                Title:  Vice President



                                BANK OF AMERICA, N.A.,
                                as a Lender



                                By  /s/ Ronald J. Drobny
                                ______________________________________
                                Name:   Ronald J. Drobny
                                Title:  Senior Vice President



                                U.S. BANK NATIONAL ASSOCIATION,
                                as a Lender



                                By  /s/ James W. Henken
                                ______________________________________
                                Name:   James W. Henken
                                Title:  Vice President



                                BANK OF THE WEST,
                                as a Lender



                                By  /s/ Christopher Kramme
                                ______________________________________
                                Name:   Christopher Kramme
                                Title:  Credit Products Officer

     Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that each Guaranty, dated as of October 14, 2004, executed by it in favor of the Administrative Agent and the Lenders remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned and each of the undersigned hereby confirms that the representations and warranties contained in each such Guaranty (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects.


WEST MARINE, INC.,
a Delaware corporation


By: /s/ Eric Nelson
---------------------------
Name:    Eric Nelson
Title:   Senior Vice President-Finance, CFO



WEST MARINE PUERTO RICO, INC.,
a California corporation


By: /s/ Eric Nelson
---------------------------
Name:    Eric Nelson
Title:   Senior Vice President-Finance, CFO



W MARINE MANAGEMENT COMPANY, INC.,
a California corporation


By: /s/ Eric Nelson
---------------------------
Name:    Eric Nelson
Title:   Senior Vice President-Finance, CFO



WEST MARINE LBC, INC.,
a California corporation


By: /s/ Eric Nelson
---------------------------
Name:    Eric Nelson
Title:   Senior Vice President-Finance, CFO



WEST MARINE IHC I, INC.,
a California corporation


By: /s/ Eric Nelson
---------------------------
Name:    Eric Nelson
Title:   Senior Vice President-Finance, CFO



WEST MARINE CANADA CORP.,
a Nova Scotia unlimited liability company


By: /s/ Eric Nelson
---------------------------
Name:    Eric Nelson
Title:   Senior Vice President-Finance, CFO